                                                                    EXHIBIT 10.2

                      AMENDED, RESTATED, AND CONSOLIDATED
                           GENERAL CONTINUING GUARANTY
                           ---------------------------

          THIS AMENDED, RESTATED, AND CONSOLIDATED GENERAL CONTINUING GUARANTY ("Guaranty"), dated as of July 19, 2000, is executed and delivered by PRANDIUM, INC., a Delaware corporation formerly known as Family Restaurants, Inc. ("Prandium"), FRI-MRD CORPORATION, a Delaware corporation ("FRI-MRD"), FRI-ADMIN CORPORATION, a Delaware corporation ("FRI-Admin"), KOO KOO ROO, INC., a Delaware corporation ("KKR"), THE HAMLET GROUP, INC., a California corporation ("HGI"), and each of the Subsidiaries of Debtor (as hereinafter defined) identified on the signature pages hereto (individually and collectively, the "Subsidiary Guarantors"; together with Prandium, FRI-MRD, FRI-Admin, KKR, and HGI, each, a "Guarantor," and collectively, the "Guarantors"), in favor of FOOTHILL CAPITAL CORPORATION, a California corporation ("Guarantied Party"), in light of the following:

          WHEREAS, Debtor, Guarantors, and Guarantied Party are parties to that certain Loan and Security Agreement, dated as of January 10, 1997 (as amended, modified, and otherwise supplemented through the date hereof, the "Existing Loan Agreement");

          WHEREAS, pursuant to the terms and conditions of the Existing Loan Agreement, (a) Prandium entered into that certain General Continuing Guaranty, dated as of January 10, 1997 (the "Prandium Guaranty") in favor of Guarantied Party; (b) FRI-MRD entered into that certain General Continuing Guaranty, dated as of January 10, 1997 (the "FRI-MRD Guaranty") in favor of Guarantied Party;
(c) FRI-Admin entered into that certain General Continuing Guaranty, dated as of January 10, 1997 (the "FRI-Admin Guaranty") in favor of Guarantied Party; (d) the Subsidiary Guarantors entered into that certain Combined General Continuing Guaranty, dated as of January 10, 1997 (the "Subsidiary Guaranty") in favor of Guarantied Party;(e) KKR entered into that certain General Continuing Guaranty, dated as of October 30, 1998 (the "KKR Guaranty") in favor of Guarantied Party; and (f) HGI entered into that certain General Continuing Guaranty, dated as of October 30, 1998 (the "HGI Guaranty"; together with the Prandium Guaranty, the FRI-MRD Guaranty, the FRI-Admin Guaranty, the Subsidiary Guaranty, and the KKR Guaranty, collectively, the "Existing Guaranties") in favor of Guarantied Party; and

          WHEREAS, Borrower, Guarantors, and Guarantied Party desire to amend and restate the Existing Loan Agreement in its entirety as provided in that certain Amended and Restated Loan and Security Agreement, dated as of the date hereof (the "Loan Agreement"), it being understood that no repayment of the obligations under the Existing Loan Agreement is being effected thereby, but merely an amendment and restatement in accordance with the terms thereof; and

          WHEREAS, pursuant to the Loan Agreement and as one of the conditions thereof, Guarantors and Guarantied Party have agreed to amend, restate, and consolidate the Existing Guaranties in their entirety as provided in this Guaranty, it being understood that no satisfaction of the obligations under the Existing Guaranties is being effected hereby, but merely an amendment, restatement, and consolidation in accordance with the terms hereof.

          NOW, THEREFORE, in consideration of the foregoing, Guarantors hereby agree, in favor of Guarantied Party, as follows:

          1.   Definitions and Construction.
               ----------------------------

               (a)  Definitions. Capitalized terms used herein and not otherwise
                    -----------
defined herein shall have the meanings ascribed to them in the Loan Agreement. The following terms, as used in this Guaranty, shall have the following meanings:

                    "Debtor" shall mean Chi-Chi's, Inc., a Delaware corporation.
                     ------

                    "Guarantied Obligations" shall mean the due and punctual
                     ----------------------
payment of the principal of, and interest (including, any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts) on, and premium, if any, on the Indebtedness owed by Debtor to Guarantied Party pursuant to the terms of the Loan Documents.

                    "Guarantied Party" shall have the meaning set forth in the
                     ----------------
preamble to this Guaranty.

                    "Guarantor" and "Guarantors" shall have the meaning set
                     ---------       ----------
forth in the preamble to this Guaranty.

                    "Guarantor Security Agreement" means that certain Amended,
                     ----------------------------
Restated, and Consolidated Guarantor Security Agreement among Guarantors and Guarantied Party, dated as of the date hereof.

                    "Guaranty" shall have the meaning set forth in the preamble
                     --------
to this Guaranty.

                    "Indebtedness" shall mean any and all Obligations, whether
                     ------------
recovery is or hereafter becomes barred by any statute of limitations or otherwise becomes unenforceable for any reason whatsoever, including any act or failure to act by Guarantied Party.

                    "Loan Agreement" shall mean that certain Amended and
                     --------------
Restated Loan and Security Agreement, dated as of the date hereof, entered into among Debtor, Gurantors, and Guarantied Party.

                    "Permitted Liens" shall have the meaning set forth in the
                     ---------------
Guarantor Security Agreement.

                    "Restricted Subsidiary" means any Subsidiary of Prandium
                     ---------------------
(other than FRI-MRD and its Subsidiaries) that has not been designated by Prandium as an Unrestricted Subsidiary.

                    "Unrestricted Subsidiary" means any Subsidiary of Prandium
                     -----------------------
(other than FRI-MRD and its Subsidiaries) that is (a) now existing or hereafter created or acquired, and (b) designated in writing by Prandium to Guarantied
                     ---
Party as an Unrestricted Subsidiary.

               (b)  Construction. Unless the context of this Guaranty clearly
                    ------------
requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the terms "include" and "including" are not limiting, and the term "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Any reference in this Guaranty to any of the following documents includes any and all alterations, amendments, restatements, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: the Loan Agreement; this Guaranty; and the other Loan Documents. This Guaranty has been reviewed by Guarantor, Guarantied Party, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Guarantied Party and Guarantor.

          2.   Guarantied Obligations. Each Guarantor, jointly and severally,
               ----------------------
hereby irrevocably and unconditionally guaranties to Guarantied Party, as and for its own debt, until final and indefeasible payment thereof has been made,
(a) the payment of the Guarantied Obligations, in each case when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of each Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by Debtor of all of the agreements, conditions, covenants, and Obligations of Debtor contained in the Loan Agreement, and under each of the other Loan Documents.

          3.   Continuing Guaranty. This Guaranty includes Guarantied
               -------------------
Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke this Guaranty as to future Indebtedness. If such a revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Guarantied Party, (b) no such revocation shall apply to any Guarantied Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Guarantied Party in existence on the date of such revocation, and (d) any payment by Debtor or from any source other than the revoking Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of such Guarantor hereunder.

          4.   Performance Under this Guaranty. In the event that Debtor fails
               -------------------------------
to make any payment of any Guarantied Obligations, on or before the due date thereof, or if Debtor shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause (b) of Section 2 hereof in the manner provided
                          -----------------------
in the Loan Agreement or the other Loan Documents, as applicable, Guarantors, jointly and severally, immediately shall cause such payment to be made or each of such obligations to be performed, kept, observed, or fulfilled.

          5.   Primary Obligations. This Guaranty is a primary and original
               -------------------
obligation of each Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions until full and final payment in cash (or other consideration acceptable to Guarantied Party in its sole discretion and agreed to by Guarantied Party) of the Guarantied Obligations and the termination of all commitments of Guarantied Party to extend Credit to Debtor or any Guarantor. Each Guarantor agrees that it is directly, jointly and severally with any other guarantor of the Guarantied Obligations, liable to Guarantied Party, that the obligations of such Guarantor hereunder are independent of the obligations of Debtor or any other guarantor, and that a separate action may be brought against such Guarantor, whether such action is brought against Debtor or any other guarantor or whether Debtor or any other guarantor is joined in such action. Each Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Guarantied Party of whatever remedies it may have against Debtor or any other guarantor, or the enforcement of any lien or realization upon any security Guarantied Party may at any time possess. Each Guarantor agrees that any release which may be given by Guarantied Party to Debtor or any other guarantor shall not release such Guarantor. Each Guarantor consents and agrees that Guarantied Party shall be under no obligation to marshal any property or assets of Debtor or any other guarantor in favor of such Guarantor, or against or in payment of any or all of the Guarantied Obligations.

          6.   Waivers.
               -------

               (a) To the fullest extent permitted by applicable law, each Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Loan Agreement, or the creation or existence of any Guarantied Obligations; (iii) notice of the amount of the Guarantied Obligations, subject, however, to Guarantor's right to make inquiry of Guarantied Party to ascertain the amount of the Guarantied Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Debtor or of any other fact that might increase such Guarantor's risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Loan Documents; (vi) notice of any unmatured Event of Default or Event of Default under the Loan Agreement; and (vii) all other notices (except if such notice is specifically required to be given to such Guarantor under this Guaranty or any other Loan Documents to which such Guarantor is a party) and demands to which such Guarantor might otherwise be entitled.

               (b) To the fullest extent permitted by applicable law, each Guarantor hereby waives the right by statute or otherwise to require Guarantied Party to institute suit against Debtor or to exhaust any rights and remedies which Guarantied Party has or may have against Debtor. In this regard, each Guarantor agrees that it is bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter arising, as fully as if such Guarantied Obligations were directly owing to Guarantied Party by such Guarantor. Each Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guarantied Obligations shall have been fully and finally performed and indefeasibly paid) of Debtor or by reason of the cessation from any cause whatsoever of the liability of Debtor in respect thereof.

               (c) To the fullest extent permitted by applicable law, each Guarantor hereby waives: (i) any rights to assert against Guarantied Party any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against Debtor or any other party liable to Guarantied Party on account of or with respect to the Guarantied Obligations; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by Guarantied Party including any defense based upon an election of remedies by Guarantied Party under the provisions of (S)(S) 580d and 726 of the California Code of Civil Procedure, or any similar law of California or any other jurisdiction; (iv) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor's liability hereunder.

               (d) Until such time as all of the Guarantied Obligations have been fully, finally, and indefeasibly paid in full in cash (or other consideration acceptable to Guarantied Party in its sole discretion and agreed to by Guarantied Party) each Guarantor hereby waives and postpones: (i) any right of subrogation such Guarantor has or may have as against Debtor with respect to the Guarantied Obligations; (ii) any right to proceed against Debtor or any other Guarantor with respect to any portion of the Obligations, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Guarantied Obligations; and (iii) any right to proceed or to seek recourse against or with respect to any property or asset of Debtor.

               (e) If any of the Guarantied Obligations at any time are secured by a mortgage or deed of trust upon real property, Guarantied Party may elect, in its sole discretion, upon a default with respect to the Guarantied Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Guaranty, without diminishing or affecting the liability of Guarantors hereunder. Each Guarantor understands that (a) by virtue of the operation of California's antideficiency law applicable to nonjudicial foreclosures, an election by Guarantied Party nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of such Guarantor against Debtor or other guarantors or sureties, and (b) absent the waiver given by such Guarantor herein, such an election would estop Guarantied Party from enforcing this Guaranty against such Guarantor. Understanding the foregoing, and understanding that such Guarantor is hereby relinquishing a defense to the enforceability of this Guaranty, each Guarantor hereby waives any right to assert against Guarantied Party any defense to the enforcement of this Guaranty, whether denominated "estoppel" or otherwise, based on or arising from an election by Guarantied Party nonjudicially to foreclose any such mortgage or deed of trust securing the Guarantied Obligations. Each Guarantor understands that the effect of the foregoing waiver may be that such Guarantor may have liability hereunder for amounts with respect to which such Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Debtor or other guarantors or sureties. Each Guarantor also agrees that the "fair market value" provisions of Section 580a of the California Code of Civil Procedure shall have no applicability with respect to the determination of such Guarantor's liability under this Guaranty.

               (f) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, EACH GUARANTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE
(S)(S) 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2845,
2847, 2848, 2849, AND 2850, CALIFORNIA CODE OF CIVIL PROCEDURE (S)(S) 580a, 580b, 580c, 580d, AND 726, AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE.

               (g) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, EACH GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY THE GUARANTIED PARTY, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTEED OBLIGATION, HAS DESTROYED SUCH GUARANTOR'S RIGHTS OF SUBROGATION AND

REIMBURSEMENT AGAINST THE DEBTOR BY THE OPERATION OF SECTION 580d OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR OTHERWISE.

          7.   Releases. Each Guarantor consents and agrees that, without notice
               --------
to or by any Guarantor and without affecting or impairing the obligations of Guarantors hereunder, Guarantied Party may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of the Loan Agreement or any of the other Loan Documents or may grant other indulgences to Debtor in respect thereof, or may amend or modify at any time (or from time to time) any one or more of the Loan Agreement or any of the other Loan Documents in any manner permitted thereunder, or may, by action or inaction, release or substitute any other guarantor, if any, of the Guarantied Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guarantied Obligations or any other guaranty of the Guarantied Obligations, or any portion thereof.

          8.   No Election. Guarantied Party shall have the right to seek
               -----------
recourse against each Guarantor to the fullest extent provided for herein and no election by Guarantied Party to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Guarantied Party's right to proceed in any other form of action or proceeding or against other parties unless Guarantied Party has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Guarantied Party under any document or instrument evidencing the Guarantied Obligations shall serve to diminish the liability of any Guarantor under this Guaranty except to the extent that Guarantied Party finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

          9.   Indefeasible Payment. The Guarantied Obligations shall not be
               --------------------
considered indefeasibly paid for purposes of this Guaranty unless and until all payments to Guarantied Party are no longer subject to any right on the part of any person whomsoever, including Debtor, Debtor as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of Debtor's assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. In the event that, for any reason, all or any portion of such payments to Guarantied Party is set aside or restored, whether voluntarily or involuntarily, after the making thereof, the obligation or part thereof intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made and Guarantors, jointly and severally, shall be liable for the full amount Guarantied Party is required to repay plus any and all costs and expenses (including attorneys fees) paid by Guarantied Party in connection therewith.

          10.  Financial Condition of Debtor. Each Guarantor represents and
               -----------------------------
warrants to Guarantied Party that it is currently informed of the financial condition of Debtor and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations. Each Guarantor further represents and warrants to Guarantied Party that it has read and understands the terms and conditions of the Loan Agreement and the other Loan Documents. Each Guarantor hereby covenants that it will continue to keep itself informed of Debtor's financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guarantied Obligations.

          11.  [Intentionally Omitted.]

          12.  Payments; Application. All payments to be made hereunder by any
               ---------------------
Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. All payments made by any Guarantor hereunder shall be applied as follows: first, to all reasonable out-of-pocket costs and expenses (including reasonable attorneys fees) actually incurred by Guarantied Party in enforcing this Guaranty or in collecting the Guarantied Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to Guarantied Party constituting Guarantied Obligations; and third, to the balance of the Guarantied Obligations.

          13.  Attorneys Fees and Costs. Guarantors, jointly and severally,
               ------------------------
agree to pay promptly all reasonable attorneys fees and all other reasonable costs and expenses which may be incurred by Guarantied Party in the enforcement of this Guaranty or in any way arising out of, or consequential to the protection, assertion, or enforcement of the Guarantied Obligations (or any security therefor), irrespective of whether suit is brought.

          14.  Notices. Unless otherwise specifically provided in this
               -------
Guaranty, any notice or other communication relating to this Guaranty or any other agreement entered into in connection therewith shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by prepaid telex, TWX, telefacsimile, or telegram (with messenger delivery specified) to any Guarantor or to Guarantied Party, as the case may be, at its addresses set forth below:


If to any Guarantor:     c/o PRANDIUM, INC.
                         18831 Von Karman Avenue
                         Irvine, California 92612
                         Attn: Mr. Robert D. Gonda
                         Telecopy No.: (714) 757-7984

with a copy to:          SKADDEN, ARPS, SLATE,
                         MEAGHER & FLOM LLP
                         300 S. Grand Avenue
                         Los Angeles, California 90071
                         Attn: David Reamer, Esq.
                         Telecopy No.: (213) 687-5600

If to Guarantied Party:  FOOTHILL CAPITAL CORPORATION
                         11111 Santa Monica Boulevard, Suite 1500
                         Los Angeles, California 90025-3333
                         Attn: Business Finance Division Manager
                         Telecopy No.: (310) 575-3435

with a copy to:          BROBECK, PHLEGER & HARRISON LLP
                         550 South Hope Street
                         Los Angeles, California 90071
                         Attn: John Francis Hilson, Esq.
                         Telecopy No.: (213) 745-3345


               The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other. All notices or demands sent in accordance with this Section 14, other
                                                               ----------
than notices by Guarantied Party in connection with Sections 9504 or 9505 of the Code, shall be deemed received on the earlier of the date of actual receipt or three (3) calendar days after the deposit thereof in the mail. Guarantor acknowledges and agrees that notices sent by Guarantied Party in connection with Sections 9504 or 9505 of the Code shall be deemed sent when deposited in the mail or transmitted by telefacsimile or other similar method set forth above.

          15.  Cumulative Remedies. No remedy under this Guaranty, under the
               -------------------
Loan Agreement, or any other Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Loan Agreement, or any other Loan Document, and those provided by law. No delay or omission by Guarantied Party to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Guarantied Party to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.

          16.  Severability of Provisions. Any provision of this Guaranty which
               --------------------------
is prohibited or unenforceable under applicable law shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

          17.  Entire Agreement; Amendments. This Guaranty constitutes the
               ----------------------------
entire agreement among Guarantors and Guarantied Party pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by all Guarantors and Guarantied Party. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

          18.  Successors and Assigns.  This Guaranty shall be binding upon each
               ----------------------
Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of Guarantied Party permitted under the Loan Agreement and the Other Loan Documents; provided, however, no Guarantor shall assign this
                              --------  -------
Guaranty or delegate any of its duties hereunder without Guarantied Party's prior written consent and any unconsented to assignment shall be absolutely void. In the event of any assignment or other transfer of rights by Guarantied Party in accordance with the Loan Agreement, the rights and benefits herein conferred upon Guarantied Party shall automatically extend to and be vested in such assignee or other transferee.

          19.  No Third Party Beneficiary.  This Guaranty is solely for the
               --------------------------
benefit of Guarantied Party and its successors and permitted assigns and may not be relied on by any other Person.

          20.  CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER
               ------------------------------------------

               THE VALIDITY OF THIS GUARANTY, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

               THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR
--------  -------
OTHER PROPERTY MAY BE BROUGHT, AT GUARANTIED PARTY'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE GUARANTIED PARTY ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR AND GUARANTIED PARTY WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 20.
                                                         ----------

               GUARANTORS AND GUARANTIED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER

COMMON LAW OR STATUTORY CLAIMS. EACH GUARANTOR AND GUARANTIED PARTY REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

    21.  Certain Covenants Applicable to Guarantors.
         ------------------------------------------

               (a) No Guarantor shall pay dividends or make distributions with respect to its Stock, or repurchase or redeem shares of its Stock, except to the extent permitted in the Loan Agreement.

               (b) No Guarantor shall pay management or other fees to any Affiliate of Apollo (other than customary director's fees paid to directors generally).

               (c) Except as otherwise provided below, (i) if, after the Closing Date, any Guarantor acquires any real or personal property or assets, such Guarantor shall grant to Guarantied Party first priority (except for Permitted Liens) security interests in any or all of such real or personal property or assets, and (ii) if, after the Closing Date, any Guarantor forms or acquires any additional Subsidiary, such Guarantor shall (A) grant or cause to be granted to Guarantied Party a first priority security interest in all Stock of such Subsidiary (not including the Stock of HGI owned by FRI-MRD) owned by such Guarantor or any Subsidiary of such Guarantor, (B) cause such Subsidiary, if it is a Restricted Subsidiary, to guarantee payment and performance of the Obligations pursuant to a written guaranty similar in form and substance to this Guaranty (including similar representations, warranties, and covenants, except for any provisions that are unique to any Guarantor and therefore inapplicable to such Restricted Subsidiary), and (C) except for HGI, cause such Subsidiary, if it is a Restricted Subsidiary, to grant to Guarantied Party first priority (except for Permitted Liens) security interests in any or all of the real or personal property or assets of such Subsidiary pursuant to a written security agreement similar in form and substance to the Guarantor Security Agreement (including similar representations, warranties, and covenants, except for any provisions that are unique to any Guarantor and therefore inapplicable to such Restricted Subsidiary).

               (d) From and after the Closing Date, up to but not more than $10,000,000 in the aggregate of assets of Prandium and the Restricted Subsidiaries may be transferred to, contributed to, or invested in Unrestricted Subsidiaries.

               (e) No Guarantor shall transfer, sell, or otherwise dispose of any real property or interest in real property that is subject to any mortgage or deed of trust in favor of Guarantied Party without the prior written consent of Guarantied Party to any such transfer, sale, or disposition.

               (f) No Guarantor shall cause, suffer, or permit any now existing or hereafter created or acquired Unrestricted Subsidiary to own, operate or manage any Chi-Chi's restaurant.

    22.  Effectiveness. This Guaranty shall be binding and deemed
         -------------
effective upon the later of (a) the execution of this Guaranty by Guarantors and
(b) the Closing Date.

                -   remainder of page intentionally left blank -

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the date first written above.


                                       PRANDIUM, INC.,
                                       a Delaware corporation


                                       By:     /s/ Robert T. Trebing, Jr.
                                       Title:  Executive V.P. and CFO

                                       FRI-MRD CORPORATION,
                                       a Delaware corporation


                                       By:     /s/ Robert T. Trebing, Jr.
                                       Title:  President

                                       FRI-ADMIN CORPORATION,
                                       a Delaware corporation


                                       By:     /s/ Robert T. Trebing, Jr.
                                       Title:  President

                                       KOO KOO ROO, INC.
                                       a Delaware corporation


                                       By:     /s/ Robert T. Trebing, Jr.
                                       Title:  Vice President

                                       THE HAMLET GROUP, INC.,
                                       a California corporation


                                       By:     /s/ Robert T. Trebing, Jr.
                                       Title:  Vice President

Subsidiaries of Debtor              CCMR OF TIMONIUM, INC.,
                                    a Delaware corporation


                                    By:     /s/ Robert T. Trebing, Jr.
                                    Title:  Vice President

                                    CCMR OF MARYLAND, INC.,
                                    a Delaware corporation


                                    By:     /s/ Robert T. Trebing, Jr.
                                    Title:  Vice President

                                    CHI-CHI'S OF KANSAS, INC.,
                                    a Kansas corporation


                                    By:     /s/ Robert T. Trebing, Jr.
                                    Title:  Vice President

                                    CHI-CHI'S OF GREENBELT, INC.,
                                    a Kentucky corporation


                                     By:    /s/ Robert T. Trebing, Jr.
                                     Title:  Vice President

                                     CHI-CHI'S FRANCHISE OPERATIONS CORPORATION a Kentucky corporation


                                     By:    /s/ Robert T. Trebing, Jr.
                                     Title: Vice President

                                     CCMR OF CANTONSVILLE, INC.,
                                     a Kentucky corporation


                                     By:     /s/ Robert T. Trebing, Jr.
                                     Title:  Vice President

                                     CCMR OF GREENBELT, INC.,
                                     a Kentucky corporation


                                     By:     /s/ Robert T. Trebing, Jr.
                                     Title:  Vice President

                                     CCMR OF RITCHIE HIGHWAY, INC.,
                                     a Kentucky corporation


                                     By:     /s/ Robert T. Trebing, Jr.
                                     Title:  Vice President

                                     CHI-CHI'S MANAGEMENT CORPORATION,
                                     a Kentucky corporation


                                     By:     /s/ Robert T. Trebing, Jr.
                                     Title:  Vice President

                                     CCMR OF CUMBERLAND, INC.,
                                     a Kentucky corporation


                                     By:     /s/ Robert T. Trebing, Jr.
                                     Title:  Vice President

                                     CCMR OF HARFORD COUNTY, INC.,
                                     a Kentucky corporation


                                     By:     /s/ Robert T. Trebing, Jr.
                                     Title:  Vice President

                                     CHI-CHI'S OF SOUTH CAROLINA, INC.,
                                     a Kentucky corporation


                                     By:     /s/ Robert T. Trebing, Jr.
                                     Title:  Vice President

                                     MAINTENANCE SUPPORT GROUP, INC.,
                                     a Kentucky corporation


                                     By:     /s/ Robert T. Trebing, Jr.
                                     Title:  Vice President

                                     CCMR OF FREDERICK, INC.,
                                     a Kentucky corporation


                                     By:     /s/ Robert T. Trebing, Jr.
                                     Title:  Vice President

                                     CCMR OF INNER HARBOR, INC.,
                                     a Kentucky corporation


                                     By:     /s/ Robert T. Trebing, Jr.
                                     Title:  Vice President

                                     CHI-CHI'S OF WEST VIRGINIA, INC.,
                                     a Kentucky corporation


                                     By:     /s/ Robert T. Trebing, Jr.
                                     Title:  Vice President

                                     CCMR ADVERTISING AGENCY, INC.,
                                     a Kentucky corporation


                                     By:     /s/ Robert T. Trebing, Jr.
                                     Title:  Vice President

                                     CCMR OF GOLDEN RING, INC.,
                                     a Kentucky corporation


                                     By:    /s/ Robert T. Trebing, Jr.
                                     Title:  Vice President